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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-51146 of Expedia, Inc. on Form S-3 of our report dated July 28, 2000, appearing in the Annual Report on Form 10-K of Expedia, Inc. for the year ended June 30, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                          /s/ Deloitte & Touche LLP

Seattle, Washington
February 28, 2001